UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 26, 2017

PixarBio Corporation
(Name of Small Business Issuer in its Charter)

Delaware	47-1945113
(State or Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

200 Boston Avenue, Suite 1875 Medford, MA 02155
(Address of principal executive offices)
(617) 803-8838
(Telephone Number of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

The consulting agreements with the following individuals were terminated by the Company, as of April 26, 2017, and they are no longer on the Clinical Advisory Board of PixarBio Corporation (the “Company”):

John Frederick Camp, MD

Mark William Pagnano, MD

Scott M. Sporer, MD

Bryan Donald Springer, MD

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PixarBio Corporation
(the Company)

Date: May 5, 2017	By:	/s/ Francis M. Reynolds
Name: Francis M. Reynolds Title: Chief Executive Officer

2